Exhibit 13.1

CERTIFICATION

Under 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

        In accordance with 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Mamma.com Inc. (the “Company”) do hereby certify, to such officers’ knowledge, that:

        (1)     The Annual Report on Form 20-F for the year ended December 31, 2004 of the Company (“Form 20-F”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)     The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 27, 2005	By: s/s Guy Fauré
Guy Fauré
President and Chief Executive Officer

Date: May 27, 2005	By: s/s Daniel Bertrand
Daniel Bertrand
Executive Vice-President and
Chief Financial Officer

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